UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2008 (July 10, 2008)

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)
437 Madison Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On July 10, 2008, Omnicom Group Inc. (“Omnicom”), Omnicom Capital Inc. (“Capital”), Omnicom Finance Inc. (together with Omnicom and Capital, the “Issues”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) entered into a Fourth Supplemental Indenture (the “2031 Fourth Supplemental Indenture”) to the Indenture, dated as of February 7, 2001, between Omnicom and the Trustee (as successor to JPMorgan Chase Bank), as amended by the First Supplemental Indenture, dated as of February 13, 2004, among the Issuers and the Trustee, the Second Supplemental Indenture, dated as of November 4, 2004, among the Issuers and the Trustee and the Third Supplemental Indenture, dated as of November 30, 2004, among the Issuers and the Trustee (as so amended, the “2031 Indenture”) relating to the Issuers’ Liquid Yield Option Notes due 2031 (the “2031 Notes”).

        Prior to the amendment, Omnicom had the right to redeem the 2031 Notes beginning on February 7, 2009 and any time thereafter. The amendment permits Omnicom to redeem the 2031 Notes only on the following dates between 2009 and 2014: February 9, 2009, February 1, 2010, February 1, 2011, February 1, 2012 and February 1, 2013. On or after February 7, 2014, Omnicom will revert back to its right to redeem the 2031 Notes at any time.

        In addition, on July 10, 2008, the Issuers and the Trustee entered into a Fourth Supplemental Indenture (the “2032 Fourth Supplemental Indenture”) to the Indenture, dated as of March 6, 2002, between Omnicom and the Trustee (as successor to JPMorgan Chase Bank), as amended by the First Supplemental Indenture, dated as of February 13, 2004, among the Issuers and the Trustee, the Second Supplemental Indenture, dated as of August 12, 2004, among the Issuers and the Trustee, and the Third Supplemental Indenture, dated as of November 4, 2004, among the Issuers and the Trustee (as so amended, the “2032 Indenture”) relating to the Issuers’ Zero Coupon Zero Yield Convertible Notes due 2032 (the “2032 Notes”).

        Prior to the amendment, Omnicom had the right to redeem the 2032 Notes beginning on July 31, 2009 and any time thereafter. The amendment permits Omnicom to redeem the 2032 Notes only on the following dates between 2009 and 2014: July 31, 2009, August 2, 2010, August 1, 2011, July 31, 2012 and July 31, 2013. On or after July 31, 2014, Omnicom will revert back to its right to redeem the 2032 Notes at any time.

        These descriptions of the 2031 Fourth Supplemental Indenture and the 2032 Fourth Supplemental Indenture are not complete and are qualified in their entirety by the full text of the supplemental indentures attached hereto as Exhibits 99.1 and 99.2 respectively.

Item 9.01 Financial Statements and Exhibits.

        (d) Exhibits.

Exhibit Number	Description
99.1	Fourth Supplemental Indenture to the 2031 Indenture, dated July 10, 2008.

99.2	Fourth Supplemental Indenture to the 2032 Indenture, dated July 10, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro Name: Philip J. Angelastro Title: Senior Vice President Finance and Controller

Date: July 15, 2008

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fourth Supplemental Indenture to the 2031 Indenture, dated July 10, 2008.

99.2	Fourth Supplemental Indenture to the 2032 Indenture, dated July 10, 2008.

3